                                                                    EXHIBIT 99.1

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                 APRIL 17, 2003

                                                                            YEAR
                                                                           BUILT/            WATER
RIG                            RIG DESIGN                                 REBUILT            DEPTH               LOCATION
---                            ----------                                 -------            -----               --------
U.S. GULF OF MEXICO (15)
------------------------

JACKUPS (4)
-----------

Noble Eddie Paul               MLT Class 84-E.R.C. (T)                   1976/1995          390'-IC       South Timbalier 295

# Noble Bill Jennings          MLT Class 84-E.R.C. (T)                   1975/1997          390'-IC       Vermilion 321

# Noble Tom Jobe               MLT Class 82-SD-C (T) (Z)                    1982            250'-IC       East Cameron 14

# Noble Carl Norberg           MLT Class 82-C (T)                        1976/1996          250'-IC       South Timbalier 27


SEMISUBMERSIBLES (8)
--------------------

# Noble Paul Romano            Noble EVA 4000TM (T)                      1981/1998          6,000'        Garden Banks 472


Noble Jim Thompson             Noble EVA 4000TM (T)                      1984/1999          6,000'        Mississippi Canyon 809

Noble Amos Runner              Noble EVA 4000TM (T)                      1982/1999          6,600'        Green Canyon 680

Noble Max Smith                Noble EVA 4000TM (T)                      1980/1999          6,000'        Green Canyon 380




Noble Homer Ferrington         F&G 9500 Enhanced Pacesetter (T)          1985/2000          6,000'        West Cameron 582

Noble Clyde Boudreaux          F&G 9500 Enhanced Pacesetter              1987/1999          10,000'       MS - Signal shipyard



# Noble Lorris Bouzigard       IPF Pentagone (T)                         1975/2003         4,000' *       Mississippi Canyon 401


# Noble Therald Martin         IPF Pentagone (T)                         1977/2003         4,000' *       MS - Signal shipyard




SUBMERSIBLES (3)
----------------

Noble Joe Alford               Pace 85                                   1982/1997           85'-C        High Island 53

# Noble Lester Pettus          Pace 85                                   1982/1997           85'-C        Eugene Island 27



# Noble Fri Rodli              Transworld                                1979/1998           70'-C        West Cameron 29


INTERNATIONAL (40)
------------------

MEXICO JACKUPS (7)
------------------

Noble Lewis Dugger             Levingston Class 111-C (T)                1977/1997          300'-IC       Bay of Campeche

Noble Gene Rosser              Levingston Class 111-C (T)                1977/1996          300'-IC       Bay of Campeche

Noble Sam Noble                Levingston Class 111-C (T)                   1982            300'-IC       Bay of Campeche

Noble John Sandifer            Levingston Class 111-C (T)                1975/1995          300'-IC       Bay of Campeche

Noble Johnnie Hoffman          BakMar BMC 300 IC (T) (Z)                 1976/1993          300'-IC       Bay of Campeche

# Noble Leonard Jones          MLT Class 53-E.R.C. (T)                   1972/1998          390'-IC       Bay of Campeche

# Noble Earl Frederickson      MLT Class 82-SD-C (T) (Z)                 1979/1999          250'-IC       Bay of Campeche


BRAZIL JACKUP (1)
-----------------

# Noble Dick Favor             BakMar BMC 150 IC (T)                     1982/1993          150'-IC       Brazil


BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff               Noble EVA 4000TM (T)                      1981/1998         8,900'-DP      Brazil


BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius             Gusto Engineering Pelican (T)             1981/1996         5,000'-DP      Brazil

Noble Muravlenko               Gusto Engineering Ice Class (T)           1982/1997         4,000'-DP      Brazil


Noble Roger Eason              Neddrill (T)                              1977/1997         6,000'-DP      Brazil



NORTH SEA JACKUPS (8)
---------------------

# Noble Al White               CFEM T-2005 C (T)                         1982/1997          360'-IC       Netherlands





Noble Byron Welliver           CFEM T-2005 C (T)                            1982            300'-IC       Denmark

# Noble Kolskaya               Gusto Engineering (T)                     1985/1997          330'-IC       Netherlands


# Noble George Sauvageau       NAM (T)                                      1981            250'-IC       Netherlands




Noble Ronald Hoope             MSC/CJ46 (T)                                 1982            250'-IC       Netherlands


Noble Piet van Ede             MSC/CJ46 (T)                                 1982            250'-IC       Netherlands



Noble Lynda Bossler            MSC/CJ46 (T) (Z)                             1982            250'-IC       Netherlands

# Noble Julie Robertson        Baker Marine Europe Class (T)             1981/2000         390'-IC**      United Kingdom



NORTH SEA
SEMISUBMERSIBLE (1)
-------------------

Noble Ton van Langeveld        Offshore SCP III Mark 2 (T)               1979/2000          1,500'        United Kingdom



WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead          F&G L-780 MOD II-IC (T)                   1982/1990          300'-IC       Nigeria


Noble Percy Johns              F&G L-780 MOD II-IC (T)                   1981/1995          300'-IC       Nigeria


# Noble Roy Butler             F&G L-780 MOD II-IC (T)                   1982/1996        300'-IC****     Nigeria



Noble Ed Noble                 MLT Class 82-SD-C (T)                     1984/1990          250'-IC       Nigeria

# Noble Lloyd Noble            MLT Class 82-SD-C (T)                     1983/1990          250'-IC       Nigeria




Noble Don Walker               BakMar BMC 150 IC (T)                     1982/1992          150'-IC       Nigeria


ARABIAN GULF JACKUPS (9)
------------------------

# Noble Kenneth Delaney        F&G L-780 MOD II-IC (T)                   1983/1998          300'-IC       UAE (Abu Dhabi)

# Noble George McLeod          F&G L-780 MOD II-IC (T)                   1981/1995          300'-IC       UAE (Abu Dhabi)

# Noble Jimmy Puckett          F&G L-780 MOD II-IC (T)                   1982/2002          300'-IC       UAE (Abu Dhabi)


# Noble Crosco Panon           Levingston Class 111-C (T)                1976/2001          300'-IC       Qatar

# Noble Gus Androes            Levingston Class 111-C (T)                1982/1996          300'-IC       Qatar


# Noble Chuck Syring           MLT Class 82-C (T)                        1976/1996          250'-IC       Qatar


# Noble Charles Copeland       MLT Class 82-SD-C (T)                     1979/2001          250'-IC       Bahrain

# Noble Trident III            MLT 116-C (T)                                1979          300'-IC****     UAE (Dubai)



Noble Dhabi II                 Baker Marine-150 (T)                         1982            150'-IC       UAE (Abu Dhabi)


INDIA JACKUP (1)
----------------

# Noble Ed Holt                Levingston Class 111-C (T)                1981/1994          300'-IC       India


FAR EAST
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard               F&G 9500 Enhanced Pacesetter                 1986            10,000'       Dalian, China

Bingo 9000 - Rig 3             Trosvik Bingo 9000                           1999          10,000' ***     Dalian, China

Bingo 9000 - Rig 4             Trosvik Bingo 9000                           1999          10,000' ***     Dalian, China

-----------------------------------------------------------------------------------------------------------------------------------

                                               ANTICIPATED
                                                 CONTRACT         DAYRATE
RIG                              OPERATOR       EXPIRATION        ($000)         COMMENTS
---                              --------      -----------        -------        --------
U.S. GULF OF MEXICO (15)
------------------------

JACKUPS (4)
-----------

Noble Eddie Paul                  Apache          6/2003           29-31         Rate effective 2/10/2003.

# Noble Bill Jennings              Nexen          5/2003           28-30

# Noble Tom Jobe                Forest Oil        5/2003           24-25

# Noble Carl Norberg            J.M. Huber        5/2003           22-24         Rate effective 3/10/2003.


SEMISUBMERSIBLES (8)
--------------------

# Noble Paul Romano                Shell          5/2003           72-74         Rate effective 1/23/2003. Anticipate rig to be
                                                                                 released on +/- 5/01/2003.

Noble Jim Thompson                 Shell          7/2004          154-156

Noble Amos Runner               Kerr-McGee        8/2004          146-148

Noble Max Smith                  Dominion         1/2005          154-155        Rate effective 3/10/2003 for +/- 90 days. Rig
                                                                                 stacked 2/08/2003 through 3/09/2003. Rate is being
                                                                                 subsidized by a party to the initial long-term
                                                                                 contract.

Noble Homer Ferrington            Stacked         3/2005                         Rig stacked since 2/15/2003.

# Noble Clyde Boudreaux          Shipyard                                        Engineering complete. Certain structural steel
                                                                                 work has been carried out on hull. Current market
                                                                                 conditions do not warrant further structural steel
                                                                                 work. Lay-up plan for suspension of project has
                                                                                 been inititated. The hull is ready to install
                                                                                 drilling equipment upon improvement in market
                                                                                 conditions and commitment from an operator.

# Noble Lorris Bouzigard         Anadarko         4/2003           49-51         Rate effective 3/06/2003. Next to Amerada Hess for
                                                                                 one well @ $49-51.

# Noble Therald Martin           Shipyard                                        Rig undergoing upgrade/refurbishment to living
                                                                                 quarters and drilling equipment. Rig scheduled to
                                                                                 be available for service in May 2003.


SUBMERSIBLES (3)
----------------

Noble Joe Alford                Forest Oil        4/2003           19-20

# Noble Lester Pettus             Stacked                                        Rig stacked since 12/19/2002. LOI from Hunt Oil for
                                                                                 one +/- 60-day well to commence +/- 5/01/2003 @
                                                                                 $20-21.

# Noble Fri Rodli                 Stacked                                        The rig is being actively marketed.


INTERNATIONAL (40)
------------------

MEXICO JACKUPS (7)
------------------

Noble Lewis Dugger                 Pemex          7/2004           56-58

Noble Gene Rosser                  Pemex          4/2005           48-50

Noble Sam Noble                    Pemex         10/2005           49-51

Noble John Sandifer                Pemex          7/2005           49-51

Noble Johnnie Hoffman              Pemex          7/2005           49-51

# Noble Leonard Jones              Pemex          5/2005           48-50         Contract commenced 3/29/2003.

# Noble Earl Frederickson          Pemex          8/2006           39-40         Contract commenced 4/03/2003.


BRAZIL JACKUP (1)
-----------------

# Noble Dick Favor                Stacked                                        Rig stacked since 3/24/2003.


BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff                 Petrobras        5/2005          138-140


BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius               Petrobras        5/2005          109-111        Rig experienced 15 days of downtime in 1Q '03.

Noble Muravlenko                 Petrobras        9/2003           58-60         Contract extended from 3/8/2003 for 6 months @
                                                                                 current rate.

Noble Roger Eason                Petrobras       12/2003           74-76         Rig experienced 16 days of downtime in 1Q '03.



NORTH SEA JACKUPS (8)
---------------------

# Noble Al White                 Shipyard                                        Moved off TFE location on 4/12/2003. Rig in
                                                                                 shipyard for 5-year survey. LOI with Wintershall
                                                                                 to commence on +/- 4/28/2003 for an accommodation
                                                                                 job for +/- 16-21 days @ $44-46. Then a +/- 100-day
                                                                                 drilling job @ $57-59.

Noble Byron Welliver              Maersk          8/2003           62-63

# Noble Kolskaya                Wintershall       7/2003           67-69         Next well on +/- 8/01/2003 for +/- 60 days @
                                                                                 $59-60, plus 2 option wells @ $60-61.

# Noble George Sauvageau            NAM           4/2003           68-70         Next well on +/- 4/28/2003 @ $61-63 for +/- 75
                                                                                 days, then +/- 30 days down for upgrade, then
                                                                                 $66-68 through 11/01/2003, thereafter market
                                                                                 indexed rate through 4/2004.

Noble Ronald Hoope             TotalFinaElf       5/2003           57-59         Next to Venture Production (U.K.) on +/- 5/01/2003
                                                                                 for 2 firm wells plus 3 options @ $68-70.

Noble Piet van Ede             Gaz de Franz      11/2003           67-69         Current contract extended through +/- 5/01/2003.
                                                                                 Then one well for +/- 45 days @ $67-69 and 2 wells
                                                                                 @ $65-67.

Noble Lynda Bossler                 BP            7/2003           67-69         Contract commenced 2/15/2003.

# Noble Julie Robertson             BG            6/2003           67-69         Effective 2/1/2003, rate is $67-69 through +/-
                                                                                 6/2003, then +/- 75 days @ $64-66.


NORTH SEA
SEMISUBMERSIBLE (1)
-------------------

Noble Ton van Langeveld         Kerr-McGee        6/2003           42-43         On rate of $42-43 from 1/21/2003 for 4 wells, plus
                                                                                 4 option wells at mutually agreed rates.


WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead              Addax          7/2003           54-56         Contract extended from 4/15/2003 through 7/31/2003
                                                                                 @ $54-56.

Noble Percy Johns               ExxonMobil        4/2003           58-60         ExxonMobil has notified us it plans not to renew
                                                                                 contract from 4/2003.

# Noble Roy Butler             ChevronTexaco      4/2003           50-51         Rig placed on Force Majeure on 3/21/2003.
                                                                                 Anticipate rig to return to work on +/- 4/18/2003.
                                                                                 One-year extension from 4/18/2003 @ $50-51.

Noble Ed Noble                    Stacked

# Noble Lloyd Noble            ChevronTexaco      4/2003           40-42         Rig placed on Force Majeure on 3/21/2003.
                                                                                 Anticipate rig to return to work on +/- 4/21/2003.
                                                                                 Well to well contract for 2 wells @ $44-46, plus
                                                                                 options to extend at mutually agreed terms.

Noble Don Walker                  Stacked


ARABIAN GULF JACKUPS (9)
------------------------

# Noble Kenneth Delaney             NDC           5/2004           53-54         Contract extended for another year.

# Noble George McLeod               NDC           6/2004           53-54         Contract extended for another year.

# Noble Jimmy Puckett             Bunduq          4/2003           50-52         Contract to be complete on +/- 4/28/2003. Bid to
                                                                                 Ras Gas.

# Noble Crosco Panon                TFE          10/2004           44-46         Contract commenced 3/28/2003.

# Noble Gus Androes               Maersk         12/2003           49-51         Contract extended from 7/01/2003 through
                                                                                 12/31/2003 @ $47-49.

# Noble Chuck Syring              Maersk          5/2003           49-51         Rig scheduled to be released +/- 5/10/2003. Bid to
                                                                                 Qatar Petroleum.

# Noble Charles Copeland         Petronas         6/2003           55-57         Bid to Qatar Petroleum.

# Noble Trident III                 DPC           1/2004           42-43         Rate effective 4/13/2003 for 90 days. Rate renews
                                                                                 every 90 days utilizing a market index basket
                                                                                 tied to the North Sea standard jackup rates.

Noble Dhabi II                     ADOC           7/2004           31-32


INDIA JACKUP (1)
----------------

# Noble Ed Holt                    ONGC           4/2006           48-49         Contract commenced on 4/01/2003.


FAR EAST
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard                 Shipyard                                        Completing engineering.

Bingo 9000 - Rig 3               Shipyard                                        Baredeck hull.

Bingo 9000 - Rig 4               Shipyard                                        Baredeck hull.

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
(# ) Denotes change from previous report.

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.

(*) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Estimated timing of aluminum riser deployment: Noble Therald Martin - 2Q 2003; Noble Lorris Bouzigard - +/- 3Q 2003.
(**) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(***) Baredeck hull constructed as capable to operate in 10,000' of water. (****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.